UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     September 30, 2005
                                                     ---------------------------

                          Ovation Products Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        000-51145                                          02-0510323
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(Commission File Number)                       (IRS Employer Identification No.)


          395 East Dunstable Road
           Nashua, New Hampshire                              03062
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (603) 891-3224
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment of Articles of Incorporation or Bylaws; Change in Fiscal
          Year.

      Amendment of Bylaws

      Effective as of September 30, 2005, Ovation Products Corporation's Board of Directors resolved to amend Article 3.1 of Ovation's Bylaws to provide that the number of directors which shall constitute the whole board shall be up to nine. The previous Article provided that the number of directors which shall constitute the whole board shall be nine.

Item 8.01 Other Events.

      On September 30, 2005, Ovation Products Corporation held a special meeting of stockholders (the "Special Meeting"). The definitive proxy statement for the Special Meeting, as amended, was filed with the Securities and Exchange Commission on September 13, 2005 and is incorporated herein by reference (the "Proxy Statement").

      At the Special Meeting, the conversion of our Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock and Series C Preferred Stock into common stock at the ratios set forth in the Proxy Statement was approved by the holders of each respective series voting separately (the "Common Stock Conversion").

      In addition, each of the following matters was approved at the Special Meeting by a vote of the holders of our common stock and preferred stock voting together:

      o Issuance of additional shares of common stock in order to effectuate the Common Stock Conversion;

      o     A three-for-one stock split of the common stock.

      o     Amendments to Ovation's certificate of incorporation to:

            o     effect the three-for-one stock split;

            o reduce the par value of the common stock and the preferred stock to $0.01 per share;

            o eliminate the designation of the four series of preferred stock;

            o increase the authorized number of shares of common stock to 40,000,000 shares;

            o increase the authorized number of shares of preferred stock to 10,000,000 shares; and

            o     provide for undesignated shares of preferred stock.

      Immediately after the approval of the matters stated above, Ovation filed its Third Amended and Restated Certificate of Incorporation in the form attached as Appendix A to the Proxy Statement with the Secretary of State of the State of Delaware.

      In connection with the Common Stock Conversion, Ovation offered the holders of its Series C Warrants, the William M. Sherman Enterprises Warrants and certain warrants issued in connection with a recently completed private placement (the "Private Placement Warrants") the opportunity to exchange their warrants for common stock as more fully described in the Proxy Statement. All the holders of the Series C Warrants and of the Private Placement Warrants elected to exchange their warrants for common stock and none of the holders of the William M. Sherman Enterprises Warrants elected to exchange their warrants for common stock.

Item 9.01 Financial Statements and Exhibits.

         Exhibits

         Exhibit Number   Description
         --------------   -----------

         3.1              Amendment to Bylaws of Registrant
         3.2              Third Amended and Restated Certificate of
                          Incorporation of Registrant

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 6, 2005                 Ovation Products Corporation


                                       By:   /s/ Robert MacDonald
                                             ----------------------------------
                                       Name: Robert MacDonald
                                       Title: Chief Executive Officer

Exhibit Index
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Exhibit Number            Description

3.1                       Amendment to Bylaws of Registrant
3.2                       Third Amended and Restated Certificate of
                          Incorporation of Registrant